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                                                                      EXHIBIT 10


                          BORROWING BASE CERTIFICATE

To:     BANK ONE, MILWAUKEE, NA                            Date:______________
        as Agent for the Banks
        111 East Wisconsin Avenue
        Milwaukee, Wisconsin 53202

        Pursuant to a Third Amended and Restated Loan Agreement, as amended (the "Agreement") between Gander Mountain, Inc. and Bank One, Milwaukee, NA, Firstar Bank Milwaukee, N.A., LaSalle National Bank, NBD Bank, N.A. and Harris Trust and Savings Bank (collectively, the Banks), dated as of November 22, 1994 which defines the terms used herein, the undersigned certifies to Banks, on behalf of Gander Mountain, Inc. as of the dates indicated:


1.      ACCOUNTS

  A.  Total Receivables as of
      ______________,  19__             $____________________

  B.  Less ineligible Receivables
      (see attached worksheet)           ____________________
                                      __________________________
  C.  Eligible Accounts Receivable      $____________________

  D.  Borrowing Base for Eligible Accounts
      Receivable = Eligible Accounts Receivable x 85%: $____________________

2.      INVENTORY

  A.  Total Inventory as of
      ______________,  19__             $____________________

  B.  Less ineligible Inventory
      (see attached worksheet)           ____________________
                                      __________________________
  C.  Eligible Inventory                $____________________

  D.  Borrowing Base for Eligible Inventory =
      Eligible Inventory x 50%:                        $____________________

3.      BORROWING BASE

      The Borrowing Base is (1.D plus 2.D):            $____________________
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4.      LOANS
   A.   The outstanding balance of all Revolving Credit
        Loans (including outstanding Letters of Credit)
        under the Agreement is:                           $____________________

   B.   Less the Borrowing Base:                           ____________________
                                                          _____________________
   C.   Overadvance Borrowings:                            $___________________

5.      30% of eligible Inventory                          $___________________

        The undersigned hereby certifies that on the date hereof, no condition, event or act exists or has occurred which constitutes an Event of Default under the Loan Agreement, and on the date hereof, no condition, event, act or omission has occurred which, with the giving of notice or passage of time, would constitute an Event of Default under the Loan Agreement.

        Executed this ___ day of _____________, 1995.

BORROWER:

GANDER MOUNTAIN, INC., a Wisconsin corporation

By:_______________________
  Title:__________________